UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 23, 2008

CARVER BANCORP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-13007	13-3904174
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

75 West 125th Street
New York, NY 10027-4512
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 230-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

          Attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference are presentation materials that Carver Bancorp, Inc. (the "Company") intends to provide to certain institutional investors during 2008.

          The information in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements from time to time. The Company undertakes no duty or obligation to update or revise the information contained in this Form 8-K.

          The Company does not intend for the information this Item 7.01 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report.

99.1	Investor Materials, dated June 13, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARVER BANCORP, INC.

Date: June 23, 2008	By: /s/ Roy Swan

Roy Swan
Executive Vice President and
Chief Financial Officer